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                      VERDANT BRANDS, INC. AND SUBSIDIARIES
                 CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                                   (UNAUDITED)


                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                         Three Months Ended                         Nine Months Ended
                                                            September 30,                              September 30,
                                                ------------------------------------       -----------------------------------

                                                     2000                 1999                  2000                1999
                                                ---------------      ---------------       ---------------      --------------

NET SALES                                             $ 10,266             $ 13,837              $ 51,785            $ 63,428
COST OF SALES                                            9,998               10,469                42,457              43,839
                                                ---------------      ---------------       ---------------      --------------
     Gross Profit                                          268                3,368                 9,328              19,589

OPERATING EXPENSES:
     Distribution                                        1,308                1,140                 5,025               4,731
     Sales & Marketing                                   2,327                2,102                 7,441               6,904
     General & Administration                            1,451                1,090                 8,382               3,906
     Product Registrations & Development                   690                  516                 2,118               1,701
     Restructuring Expenses                                  0                    0                 1,705                   0
     Amortization of Intangibles                            11                  324                   350                 691
     Impairment of Intangibles                               0                    0                 8,719                   0
     Sales of Assets                                     2,329                    0                 2,329                   0
                                                ---------------      ---------------       ---------------      --------------
                                                         8,116                5,172                36,069              17,933
                                                ---------------      ---------------       ---------------      --------------

INCOME (LOSS) BEFORE
     OTHER EXPENSE                                      (7,848)              (1,804)              (26,741)              1,656

OTHER EXPENSE, NET                                      (1,192)                (654)               (2,870)             (1,611)
                                                ---------------      ---------------       ---------------      --------------
INCOME (LOSS) BEFORE
     INCOME TAX EXPENSE                                 (9,040)              (2,458)              (29,611)                 45

INCOME TAX EXPENSE                                          --                   --                    --                  --

NET INCOME (LOSS)                                     $ (9,040)            $ (2,458)             $(29,611)            $    45
                                                ===============      ===============       ===============      ==============



Income (Loss) per Share-basic
     and diluted                                      $  (1.77)            $  (0.48)             $  (5.79)            $  0.01
                                                ===============      ===============       ===============      ==============

Shares used to calculate basic
     income (loss) per share                             5,113                5,167                 5,113               5,167
                                                ===============      ===============       ===============      ==============

Shares used to calculate diluted
     income (loss) per share                             5,113                5,167                 5,113               5,167
                                                ===============      ===============       ===============      ==============
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